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                                                                   Exhibit 10.27

     PROMISSORY NOTE


$345,142

     February 17, 2000


          For value received, David F. Myers, Jr. (the "Borrower") promises to pay NSP HOLDINGS L.L.C., a Delaware limited liability company (together with its successors and assigns, the "Lender"), the principal sum of $345,142 payable in installments due on such dates and in such amounts as are set forth herein.

          This Note shall not bear interest. As security for the obligations and liability of the Borrower hereunder, the Borrower has executed a Pledge Agreement in favor of the Lender whereby the Borrower has granted to the Lender a pledge of 20,523.2 Class A Common Units of the Lender (the "Class A Units") and 20,523.2 Preferred Units (the "Preferred Units," and together with the Class A Units, the "Pledged Units") from time to time held by the Borrower.

     SECTION 1.  DEFINITIONS

          SECTION 1.1 Certain Definitions. The following terms when used in this Note shall have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof):

          "Borrower" shall have the meaning set forth in the first sentence hereof.

          "Business Day" shall mean any day of the year on which the Lender is officially open for business at its principal place of business.

          "Cause" shall mean, in the context of termination of the employment of Borrower, if (i) Borrower willfully engages in conduct which is or would reasonably be expected to be materially and demonstrably injurious to the Company or Lender, (ii) Borrower willfully engages in an act or acts of dishonesty resulting in material personal gain to Borrower at the

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expense of the Company or the Lender, (iii) Borrower is convicted of a felony, or (iv) Borrower engages in an act or acts of gross malfeasance in connection with his employment hereunder.

          "Company" means Norcross Safety Products L.L.C.

          "Dollars" and the sign "$" shall mean lawful money of the United States of America.

          "Event of Default" shall have the meaning set forth in Section 6.1.

          "Independent Third Party" means any person who, immediately prior to the contemplated transaction, does not own in excess of 5% of the Lender's Class A Units on a fully-diluted basis (a "5% Owner"), who is not controlling, controlled by or under common control with any such 5% Owner and who is not the spouse or descendent (by birth or adoption) of any such 5% Owner or a trust for the benefit of any such 5% Owner and/or such other persons.

          "Lender" shall have the meaning set forth in the first sentence hereof.

          "Lien" shall mean any security interest, mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), claim or other priority or preferential arrangement of any kind or nature whatsoever.

          "Loan" shall mean the unpaid principal amount of this Note from time to time outstanding.

          "Maturity Date" shall mean the earlier of (i) December 31, 2011; (ii) the Sale of the Lender; (iii) the sale by Borrower of any of the Pledged Units;
(iv) the liquidation, dissolution or winding-up of the Lender; (v) a Public Sale; or (vi) the date the maturity hereof is accelerated by the Lender in accordance with the provisions of this Note.

          "Note" shall mean this promissory note, as amended, modified or restated in whole or in part from time to time.

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          "Obligations" shall mean all obligations of the Borrower to Lender howsoever created, arising or evidenced, whether direct or indirect, joint or several, absolute or contingent, or now or hereafter existing, or due or to become due, which arise out of or in connection with this Note, including, without limitation, all costs incurred by Lender in connection with the enforcement of this Note.

          "Person" shall mean an individual, a corporation, a partnership, an association, a trust or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

          "Public Sale" shall mean any sale of Class A Units of the Lender to the public pursuant to an offering registered under the Securities Act or to the public through a broker, dealer or market maker pursuant to the provisions of Rule 144 (or any similar provision then in effect) adopted under the Securities Act.

          "Sale of the Lender" shall mean the sale of the Lender to an Independent Third Party or group of Independent Third Parties pursuant to which such party or parties acquire (i) equity securities of the Lender constituting a majority of the residual equity of the Lender (whether by merger, consolidation, or sale or transfer of Class A Units) or (ii) all or substantially all of the Lender's assets determined on a consolidated basis.

          "Supplemental Bonus" shall mean the supplemental bonus defined in the resolution of the Managers of the Company, dated August 31, 1998, as the same has been or may be amended in any subsequent resolution of the Manager of the Company or Managers of the Lender.

          "Unmatured Event of Default" shall mean an event or condition which, with the giving of notice or the passage of time or both, would become an Event of Default.

     SECTION 2. INTEREST; IMPUTED INTEREST TAX MATTERS

          SECTION 2.1 Interest. This Note shall not bear interest.

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          SECTION 2.2 Payments to Borrower for Imputed Interest. Lender shall make such payments to Borrower as are necessary from time to time to offset the effect of income taxes payable by Borrower resulting from the application of imputed interest on this Note.

     SECTION 3.  PAYMENTS

          SECTION 3.1 Application of Payments. All payments made by the Borrower hereunder shall be applied by Lender to the outstanding principal under this Note.

          SECTION 3.2 Making of Payments. Payment hereon shall be made by the Borrower to Lender in immediately available funds, at Lender's office at 2211 York Road, Suite 215, Chicago, Illinois 60523, or at such other address as the holder hereof shall designate in writing, not later than 2:00 p.m., Chicago time, on the date due; and funds received after that hour shall be deemed to have been received by Lender on the next following Business Day.

          SECTION 3.3 Principal Payments. The principal amount of this Note shall be payable: (a) annually on May 1 (or the next succeeding business day) in an amount equal to 40% of any Supplemental Bonus received by the Borrower from the Lender or the Company on or around such date; provided, that no such payment shall be due if no Supplemental Bonus is paid in such year and (b) subject to
Section 7.10 hereof, on the Maturity Date in the amount necessary to pay in full all amounts outstanding under this Note.

          SECTION 3.4 Voluntary Prepayments. The Borrower may from time to time prepay the outstanding principal amount under this Note in whole or in part.

     SECTION 4. REPRESENTATIONS AND WARRANTIES

          The Borrower hereby represents and warrants to the Lender that:

          SECTION 4.1 No Conflict. The execution, delivery and performance by the Borrower of each loan document executed in connection herewith to which he is a party does not and will not: (a) contravene or conflict with any provision of any law, statute, rule or regulation presently in effect having applicability to the Borrower; or (b) contravene or conflict with, result

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in a breach of or constitute a default under any agreement or instrument binding on the Borrower.

          SECTION 4.2 Legal Enforceable Note. Each loan document executed in connection herewith to which the Borrower is a party is the legal, valid, and binding obligation of the Borrower enforceable in accordance with its terms except to the extent that such enforcement may be limited by applicable bankruptcy, insolvency, and other similar laws affecting creditors' rights generally.

          SECTION 4.3 No Defaults on Outstanding Judgments or Orders. The Borrower is not in default with respect to any judgment, writ, injunction, decree, rule, or regulation of any court, arbitrator, or federal, state, municipal, or other governmental authority, commission, board, bureau, agency, or instrumentality, domestic or foreign.

          SECTION 4.4 Taxes. The Borrower has filed all tax returns (federal, state, and local) required to be filed and have paid all taxes, assessments, and governmental charges and levies thereon to be due, including interest and penalties.

     SECTION 5.  COVENANTS

          SECTION 5.1 Compliance with Laws. The Borrower shall comply in all material respects with applicable laws, rules, regulations and orders, such compliance to include, without limitation, paying before the same become delinquent all taxes, assessments, and governmental charges imposed upon it or upon its property, except to the extent the validity thereof is being contested in good faith an dy appropriate proceedings.

          SECTION 5.2 Use of Proceeds. The Borrower shall use the proceeds of the Loan to purchase Class A Units and Preferred Units of the Lender.

          SECTION 5.3 Liens. The Borrower shall not create or suffer to exist any Lien (other than in favor of the Lender) (a) on any Supplemental Bonus which may be due or payable in the future to the Borrower from the Lender or (b) on any Class A Units purchased with proceeds of the Loan.

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     SECTION 6. EVENTS OF DEFAULT

          SECTION 6.1 Events of Default. If any one or more of the following events (each an "Event of Default") shall occur:

     (a) Subject to Section 7.10 hereof, the Borrower fails to make any payment hereunder when and as due and such failure shall continue for ten (10) Business Days;

     (b) Any representation, warranty, or other writing furnished by or on behalf of the Borrower to the Lender is false or misleading in any material respect on the date as of which the facts therein set forth are stated or certified;

     (c) The Borrower becomes insolvent, generally fails or is unable to pay his debts as they mature, makes a general assignment for the benefit of his creditors, or suspends the transaction of all or a substantial portion of his usual business;

     (d) The Borrower fails to comply with any provisions of this Note and such failure shall continue for thirty (30) Business Days; or

     (e)  The termination of the Borrower's employment for Cause.

          SECTION 6.2 Effect of Event of Default. If any Event of Default described in Section 6.1(c) shall occur, all obligations shall become immediately due and payable, all without notice of any kind or any other action on the part of the Lender; and, in the case of any other Event of Default, the Lender may declare all Obligations to be due and payable upon ten (10) days' written notice thereof from the Lender to the Borrower, whereupon all Obligations shall become immediately due and payable, all without presentment, demand, protest or notice of any kind.

          SECTION 6.3 Waiver of Events of Default. Lender may, at any time and from time to time, waive any Event of Default or Unmatured Event of Default which shall be for such

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period and subject to such conditions as shall be specified by Lender. In the case of any such waiver, Lender and the Borrower shall be restored to their former position and rights under this Note, respectively, and any Event of Default or Unmatured Event of Default so waived shall be deemed to be cured and not continuing; but no such waiver shall extend to or impair any right consequent thereon or to any subsequent or other Event of Default or Unmatured Event of Default.

          SECTION 6.4 Other Rights. No failure to exercise, and no delay in exercising on the part of Lender of, any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies of lender herein provided are cumulative and not exclusive of any rights or remedies provided by law.

     SECTION 7.  MISCELLANEOUS

          SECTION 7.1 Amendments, Etc. No amendment, modification, termination or waiver of any provision of this Note, and no consent to any departure by the Borrower herefrom, shall in any event be effective unless the same shall be in writing and signed by Lender, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

          SECTION 7.2 Binding Effect; Successors and Assigns. This Note and the terms, covenants and conditions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the Borrower shall not have the right to assign or transfer this Note or its rights or obligations hereunder or any interest herein without the prior written consent of Lender.

          SECTION 7.3 Governing Law. This Note shall be a contract made under and governed by, and construed in accordance with, the laws of the State of Illinois, without regard to conflict of laws principles. All obligations of the Borrower and rights of Lender expressed herein shall be in addition to and not in limitation of those provided by applicable law.

          SECTION 7.4 Waiver; Costs and Expenses. The Borrower hereby waives presentment and demand for payment, notice of dishonor, protest and notice of protest of this Note and to perform and comply with each of the terms, covenants and provisions contained in this Note on the part of the Borrower to be observed or performed. No extension of time for

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payment of amounts due under this Note, and no alteration, amendment or waiver of any provision of this Note made by agreement between lender and any other Person or party shall release, discharge, modify, change or affect the liability of the Borrower under this Note.

          SECTION 7.5 Notices. All notices and other communications provided to any party hereto under this Note shall be in writing (including telex or facsimile) and addressed or delivered to such party at its address set forth herein:

          If to the Lender:         Norcross Safety Products L.L.C.

                                    2211 York Road, Suite 215

                                    Oak Brook, IL 60523

                                    Attention: Robert A. Peterson

                                    Telecopy No.: (630) 572-8231


          If to the Borrower:       David F. Myers, Jr.

                                    1302 Scott Avenue

                                    Winnetka, IL 60093

or at such other address as may be designated by such party from time to time in a notice complying with the terms of this Section. Any notice, if mailed and properly addressed with postage prepaid, shall be deemed given three (3) Business Days after being sent; any notice, if transmitted by telex or facsimile, shall be deemed given when transmitted (answerback confirmed in the case of telexes and receipt confirmed in the case of facsimiles).

          SECTION 7.6 Severability. Wherever possible, each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law. Any provision of this Note which is prohibited by, unenforceable or invalid in any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such prohibition, unenforceability or invalidity, without invalidating the remainder of such provisions of this Note or affecting the validity or enforceability of such provision in any other jurisdiction.

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          SECTION 7.7 Captions. Section captions used in this Note are for convenience of reference only and shall not affect the construction of this Note.

          SECTION 7.8 Counterparts. This Note may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts shall together constitute but one and the same Note. The Borrower hereby acknowledges receipt of a true, correct and complete counterpart of this Note.

          SECTION 7.9 Application of Certain Proceeds. Notwithstanding any other provision herein, all distributions (other than tax distributions) to be made to, and proceeds receivable by, the Borrower in respect of the Borrower's Class A Units whether now owned or hereafter acquired (whether in connection with a redemption or purchase of such Class A Units by the Lender or any of its members, a sale of such Class A Units to any other party, or otherwise) shall be applied to the repayment of amounts outstanding under this Note.

          SECTION 7.10 Recourse. As security for the obligations and liabilities of Borrower hereunder, Borrower has executed a pledge agreement, dated of even date herewith (the "Pledge Agreement"). Notwithstanding anything herein to the contrary, except as set forth in the Pledge Agreement and herein, the amounts owing to the Lender hereunder shall be non-recourse to the Borrower. Borrower shall have no personal liability under this Note.

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          IN WITNESS WHEREOF, the parties hereto have caused this Note to be executed as of the day and year first given above.


                                      NSP HOLDINGS L.L.C.


                                      By:    /s/ Robert A. Peterson
                                             -----------------------------------
                                      Name:      Robert A. Peterson
                                             -----------------------------------
                                      Title:     President and CEO
                                             -----------------------------------

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                                      /s/ David F. Myers
                                      ------------------------------------------
                                      David F. Myers, Jr.

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